Exhibit 10.2


                             AssureTec Systems, Inc.





December 5, 2003

Perimeter Realty
c/o Nelson & Small
212 Canco Road
Portland, ME 04103

Gentlemen,

Please be advised that AssureTec Systems desires to exercise its option to extend the current lease at 200 Perimeter Road for an additional three years as provided at Section 1.01 of the referenced lease.

Sincerely,

/s/
R. Bruce Reeves, Chairman
AssureTec Systems, Inc.














                             AssureTec Systems, Inc.
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                  200 PERIMETER ROAD, MANCHESTER, NH 03103-3326